SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    15-Apr-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

        On April 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated     15-Apr-02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated            15-Apr-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        April 15, 2002

DISTRIBUTION SUMMARY

Class   Face Value           Beg		  Prin          Rate 		Int
A-1     235258000.00      222400287.56   8872555.94     2.32000%     444306.35


A-2     543742000.00      537382383.12   6351939.36     2.28000%      1055060.75
A-IO    233000000.00      233000000.00         0.00     6.50000%      1262083.33
M-1      66500000.00       66500000.00         0.00     3.00000%       171791.67
M-2      54625000.00       54625000.00         0.00     3.55000%       166985.59
B        49875000.00       49875000.00         0.00     4.55000%       195413.02
P             100.00            100.00         0.00                    107947.98
X               0.00        3304635.74         0.00     0.00000%            0.00
R               0.00              0.00         0.00     0.00000%            0.00
BIO      31500000.00       31500000.00         0.00     6.00000%       157500.00
Total   950000000.00      930782670.68  15224495.30                   3403588.69

Class	   Loss    Int Shortfall        End
A-1       N/A    0.00		 213527731.62
A-2       N/A    0.00 		 531030443.76
A-IO      N/A    0.00		 233000000.00
M-1      0.00    0.00 		  66500000.00
M-2      0.00    0.00		  54625000.00
B        0.00    0.00		  49875000.00
P        0.00                        100.00
X        0.00    0.00            6327518.43
R        0.00                          0.00
BIO      0.00    0.00 		  31500000.00

AMOUNTS PER $1,000 UNIT

Class   Cusip 	    Prin		Int		 Loss		   End
A-1     04541GCD2  37.71415188   1.88859189   0.00000000    907.63218091
A-2     04541GCE0  11.68189943   1.94037016   0.00000000    976.62208136
A-IO    04541GCF7   0.00000000   5.41666665   0.00000000   1000.00000000
M-1     04541GCG5   0.00000000   2.58333338   0.00000000   1000.00000000
M-2     04541GCH3   0.00000000   3.05694444   0.00000000   1000.00000000
B       04541GCJ9   0.00000000   3.91805554   0.00000000   1000.00000000
P       04541GCL4   0.00000000 1079479.8000   0.00000000   1000.00000000
X       04541GCK6   0.00000000   0.00000000   0.00000000      0.00000000
R       04541GCM2   0.00000000   0.00000000   0.00000000      0.00000000
BIO     04541GCN0   0.00000000   5.00000000   0.00000000   1000.00000000

Prin Dist:
Beg Bal                       		            934,087,406.42
     Sched Prin                           		    595,812.80
     Prep                            		       11,528,026.94
    Curt                                       		     77,772.87
     Net Liq Proceeds                             		    0.00
     Loan Purchase Prices                                       0.00
     Tot Prin Remit                			       12,201,612.61
     Pre-Funding Amt Distrib as Prin            	          0.00
     Tot Prin Distrib                     		 12,201,612.61
     Net Real Losses                                            0.00

End Bal                                               921,885,793.81
End Overcoll Amt                                        6,327,518.43

Num of Liq Loans                                                0.00

Int Distrib:
Sched Int-Curr Per-Net of Serv                          6,676,779.66
Capitalized Int Acct W/D                                        0.00
Less Relief Act Int Shortfall                                   0.00
                                                        6,676,779.66


Servicing Fee                                             389,202.86

Advances                                                  785,640.58

Agg P&I  Advances                                       1,003,453.40

Mortg Loans Outstanding           Count                         6670
                                  Balance             921,885,793.81



Bal of Subsequent loans                                         0.00

Remaining Amt in Pre Funding Acct                               0.00

WAM	                                                  	     347
WAC                                                         9.07750%


Delinq Info
			   Fairbanks                   Long Beach
                Count       Balance       Count        Balance
30-59 	75     9,603,995.63           53    3,757,320.03
60-89        6       771,558.89            4      417,478.30
90+		 0             0.00            0            0.00
Total
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Foreclosure
            Count          Balance
Fairbank            40     6,792,493.70
Long Beach          24     1,937,031.33

Bankruptcies
            Count          Balance
Fairbank            9           988,698
Long Beach         25         2,022,022

REOs
            Count          Balance
Fairbank             0                0
Long Beach           0                0

Int Shortfall				Prepay	  Relief Act
 		  Total      Losses   Int Shortfall   Interest Shortfall
A-1          0.00        0.00         0.00         0.00
A-2          0.00        0.00         0.00         0.00
A-IO         0.00        0.00         0.00         0.00
M-1          0.00        0.00         0.00         0.00
M-2          0.00        0.00         0.00         0.00
B            0.00        0.00         0.00         0.00
X            0.00        0.00         0.00         0.00
BIO          0.00        0.00         0.00         0.00

Amt of Prep Prem                                    107,947.98

Real Losses incurred during the related Prep              0.00

Bankruptcy Losses                                         0.00

Cum Net Real Losses since Startup Day                     0.00

Agg Amt of Prep Int Shortfalls                            0.00

Agg Amt of Relief Act Int Shortfalls                      0.00

Req Overcoll Amt                                 14,250,002.00

Credit Enhancement %			                19.235302%

Overcoll Inc Amt                                 3,022,882.69

Overcoll Red Amt                                         0.00

Pmt from Yield Maint Agreement                           0.00

Amt on Deposit in Pre-Funding acct                       0.00

Net Monthly Excess Cash Flow                     3,022,882.69

Extra Ordinary Trust Fund Expenses                       0.00

Trigger Event Occurrence                                   NO

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA